SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 29, 2004
                          ----------------------------
                Date of Report (Date of earliest event reported)


                        Baldwin Technology Company, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                      1-9334                   13-3258160
---------------------------        --------------           ------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
  of incorporation)                  File Number)            Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)




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Item 7.  Financial Statements and Exhibits.


         (c)    Exhibits


                     99.1 Earnings release for the period ended March 31, 2004 issued by the Company on April 29, 2004 (filed herewith).


Item 9.  Regulation FD disclosure.

         The following information is being furnished pursuant to "Item 12 Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.




         Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported its results of operations for the three and nine months ended March 31, 2004. Details of this announcement are contained in the press release of the Company dated April 29, 2004, and included in this Current Report on Form 8-K as Exhibit 99.1.










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







                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BALDWIN TECHNOLOGY COMPANY, INC.
                                                (Registrant)

                                      By:    /s/ VIJAY C. THARANI
                                         ---------------------------------------
                                                 Vijay C. Tharani
                                            (Chief Financial Officer)




Dated: April 29, 2004






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